Exhibit 99.1
Annual Meeting Stockholders A P R I L 2 4 , 2 0 0 7 B U I L D I N G F R O M S T R E N G T H

Strategic Review Introduction A N D

Overview Increased number of branches by 23% since January 2006 to 111 branch locations : 88 in New Jersey, 19 in New York and 4 in Connecticut (9 planned for 2007) "First-step" conversion in July 1999, selling 47% and raising $541 million and completed "second-step" conversion on June 7, 2005 raising $3.9 billion Third-largest thrift based on a market capitalization of $7.7 billion and assets over $35 billion Since December 31, 1999: Grown assets, deposits, and EPS by 317%, 101% and 227%1 Stock price has appreciated 562% as of December 31, 2006 for those 7 years Reflects change in total assets and total deposits from December 31, 1999 to December 31, 2006 and change in EPS from full year 2000 to full year 2006

Operating Model Simple, consistent operating model Originate and purchase single family mortgage loans A jumbo originator and purchaser Retain all loans originated and purchased Outstanding credit quality Multiple mortgage loan distribution channels Retail (our own agents and extensive branch network ) Retail (mortgage brokers and bankers) Wholesale (geographic diversity)

Operating Model Industry-leading operating efficiency ratio of 26% Fund lending and investing activities with retail deposits and borrowings Compete on the basis of effective customer service and attractive pricing Focused operations, portfolio lending strategy, and low employee turnover contribute to superior customer service

Strategy: Focused Growth Continue strategy of internally-generated growth Increase mortgage originations and purchases Pursue branch expansion in existing and adjacent markets with similar demographics Capitalize on merger-related market disruption, particularly the acquisition of traditional thrifts Ability to target both high- and moderate-income customers facilitates expansion

What We DON'T Do... Subprime Negative Amortization Loans Option Arms

Growth in Desirable Markets We Have Branches Located in 9 of the Top 50 Counties in the U.S. in Terms of Median Household Income COUNTY HHI Rank Morris, NJ 7 Somerset, NJ 8 Putnam, NY 12 Rockland, NY 21 Fairfield, CT 33 Suffolk, NY 35 Westchester, NY 38 Bergen, NJ 43 Monmouth, NJ 48 Source: SNL DataSource.

Strong Growth in New Markets Deposit Growth in Sound Federal's Market Area Westchester, NY 8 793,066 733,489 8.12% Fairfield, CT 4 259,744 224,295 15.80% Rockland, NY 1 87,875 75,767 15.98% Putnam, NY 1 40,349 30,440 32.55% Total 1,181,034 1,063,991 11.00% Annualized Growth Rate 22.00% Source: SNL DataSource. 12/31/06 6/30/06 6/30 - 12/31 Deposits Deposits Growth County Branches ($000) ($000) Rate

Long Island: Southold November 2004 $124.8 Hampton Bays April 2005 36.8 Southampton August 2005 38.9 Riverhead October 2005 73.3 West Hampton July 2006 10.7 284.5 Staten Island: 1591 Richmond Rd. August 2005 37.8 2220 Forest Ave. August 2005 29.3 Midland Beach March 2006 36.9 Great Kills December 2006 1.5 105.5 Total Long Island/Staten Island $390.0 Strong Growth in New Markets Hudson City Has Generated Robust Deposit Growth Since Entering Long Island in 2004 and Staten Island in 2005 Deposit Growth of New York De Novo Branches ($ in millions as of December 31, 2006)

Financial Review Hudson City's

Total Assets 1999 8519 2000 9380.373 2001 11426.768 2002 14144.604 2003 17033.36 2004 20145.981 2005 28075 2006 35507 Strong Asset Growth (in millions) CAGR of 22.62% (CAGR) Compounded Annual Growth Rate Year Ended December 31

One to Four Family Other 1999 4125.03 180.85 2000 4609.61 263.13 2001 5663.79 304.38 2002 6706.01 264.89 2003 8565.38 237.68 2004 11124.42 238.62 2005 14775.82 286.18 2006 18561.467 522.15 Residential Mortgage Lending Growth (in millions) CAGR of 23.70% - (CAGR) Compounded Annual Growth Rate - Other includes FHA/VA, Multifamily, Commercial and Other Loans 95.8% 94.6% 94.9% 96.2% 97.3% 97.9% 4.2% 5.4% 5.1% 3.8% 2.7% 2.1% 98.1% 1.9% 2.8% 97.2% $4,306 $4,873 $5,968 $6,971 $8,803 $11,363 $15,062 $19,084 Other One to Four Family Year Ended December 31

Consistently Superior Credit Quality Hudson City Peers 1999 0.17 0.51 2000 0.14 0.375 2001 0.14 0.44 2002 0.15 0.48 2003 0.12 0.41 2004 0.11 0.21 2005 0.07 0.17 6/28/1905 0.09 Non-Performing Assets/Total Assets Year Ended December 31

Efficiency Ratio 1999 0.2767 2000 0.3055 2001 0.2804 2002 0.2376 2003 0.2381 2004 0.2415 2005 0.22 2006 0.26 Non-Interest Expenses / Avg. Assets 1999 0.0084 2000 0.0089 2001 0.008 2002 0.0073 2003 0.0066 2004 0.0064 2005 0.0053 Sept 2005 0.0054 Sept 2006 0.0051 Industry-Leading Operational Efficiency Hudson City ranked #1 in efficiency ratio among the 50 largest banks and thrifts by assets as of December 31, 20061 $121 million in average deposits per branch at December 31, 2006 Source: SNL DataSource Efficiency Ratio Year Ended December 31

Winning Formula = High Efficiency + Conservative Credit Underwriting Competitive Pricing + Profit

Diluted Earnings per Share Dividends per Share 1999 0.075 0.008 2000 0.162 0.045 2001 0.212 0.073 2002 0.315 0.108 2003 0.346 0.162 2004 0.402 0.218 2005 0.48 0.268 2006 0.53 0.3 Earnings and Dividend Growth Dividend 7-Year CAGR of 67.83% - Split adjusted (2:1 June 2002 and 3.206:1 June 2005) - (CAGR) Compounded Annual Growth Rate EPS 7-Year CAGR of 32.23% Year Ended December 31

Stock Repurchased Stockholder Dividends 1999 - 2717585 2717585 2000 65456281 16949978 82406259 2001 343914660 34686477 378601137 2002 484087909 56901550 540989459 2003 585145110 88788718 673933828 2004 746807170 129270718 876077888 2005 854306200 231373718 1085679918 6/28/1905 1303000000 392000000 1695000000 Cumulative Cash Returned to Shareholders (in millions) Dividends does not include dividend paid to MHC 200,944,787 shares repurchased at a weighted avg. price of $6.48 Year Ended December 31

Insider Ownership Institutional Ownership Individual Investors HCBK Ownership 45850593 33640151 125099162 Insider Ownership Institutional Ownership Non-Institutional Ownership HCBK Ownership 64038938 318271259 183404803 HCBK Ownership Breakdown Institutional Investors Individual Investors Insider Ownership** * Excludes MHC Shares ** Includes Beneficial Ownership of Directors and Executives Officers plus the ESOP (Insider Ownership: 45,850,593 split adjusted shares in May 2005 and 64,038,938 shares in December 2006) Source: NASDAQ Online and Morrow & Co Institutional Investors Insider Ownership** Individual Investors May 2005* December 2006

HCBK Thrift Index S&P 500 DJIA 7/13/1999 1 1 1 1 7/14/1999 1.2687 1.0021 1.0033 0.9976 7/15/1999 1.2625 1.0085 1.0115 1.001 7/16/1999 1.2406 1.0103 1.0181 1.0031 7/19/1999 1.2156 1.0116 1.0101 1.0011 7/20/1999 1.2125 1.0005 0.9882 0.984 7/21/1999 1.2187 0.9959 0.9898 0.9846 7/22/1999 1.2187 1.0095 0.9766 0.9816 7/23/1999 1.2375 1.0045 0.9737 0.9764 7/26/1999 1.2375 1.0031 0.9671 0.9721 7/27/1999 1.2562 1.0088 0.978 0.9825 7/28/1999 1.2687 1.0068 0.9798 0.9818 7/29/1999 1.2562 0.9921 0.9623 0.9657 7/30/1999 1.275 0.9842 0.9535 0.9535 8/2/1999 1.275 0.9854 0.953 0.9527 8/3/1999 1.2812 0.9816 0.9488 0.9555 8/4/1999 1.2719 0.9678 0.9367 0.9552 8/5/1999 1.275 0.9642 0.9427 0.9659 8/6/1999 1.275 0.9495 0.9331 0.9587 8/9/1999 1.2875 0.9492 0.9313 0.9582 8/10/1999 1.2812 0.9403 0.9195 0.9535 8/11/1999 1.2937 0.9529 0.9342 0.9653 8/12/1999 1.2875 0.949 0.9315 0.9655 8/13/1999 1.2937 0.9707 0.9527 0.982 8/16/1999 1.3 0.9601 0.9549 0.9885 8/17/1999 1.3125 0.9687 0.9646 0.9948 8/18/1999 1.3 0.9722 0.9564 0.9836 8/19/1999 1.3062 0.9642 0.9498 0.9811 8/20/1999 1.3031 0.9673 0.9591 0.9933 8/23/1999 1.3188 0.9732 0.9761 1.0112 8/24/1999 1.3125 0.9731 0.9784 1.0097 8/25/1999 1.3188 0.967 0.9916 1.0135 8/26/1999 1.3125 0.9571 0.9774 1.0021 8/27/1999 1.3188 0.9518 0.9675 0.9924 8/30/1999 1.3125 0.9266 0.9501 0.9767 8/31/1999 1.3125 0.92 0.9475 0.9691 9/1/1999 1.3125 0.9267 0.9552 0.9788 9/2/1999 1.3062 0.9088 0.9466 0.9703 9/3/1999 1.3125 0.9358 0.9739 0.9914 9/7/1999 1.3125 0.9229 0.9691 0.9874 9/8/1999 1.3437 0.922 0.9645 0.9876 9/9/1999 1.3437 0.921 0.9671 0.9914 9/10/1999 1.3563 0.9228 0.9699 0.9869 9/13/1999 1.35 0.9186 0.9645 0.9871 9/14/1999 1.35 0.912 0.9589 0.9763 9/15/1999 1.3188 0.9137 0.9458 0.9666 9/16/1999 1.3125 0.9038 0.9461 0.9608 9/17/1999 1.325 0.9161 0.9583 0.9668 9/20/1999 1.3188 0.9095 0.9584 0.9686 9/21/1999 1.3188 0.8875 0.9383 0.9484 9/22/1999 1.3312 0.8804 0.9404 0.9417 9/23/1999 1.325 0.8765 0.9191 0.9234 9/24/1999 1.3437 0.8762 0.9166 0.9198 9/27/1999 1.3312 0.8687 0.9209 0.922 9/28/1999 1.3437 0.8664 0.9201 0.9195 9/29/1999 1.3437 0.8718 0.9102 0.914 9/30/1999 1.375 0.8864 0.9205 0.925 10/1/1999 1.3563 0.8816 0.9205 0.9193 10/4/1999 1.375 0.9017 0.9362 0.9308 10/5/1999 1.3875 0.909 0.9338 0.9307 10/6/1999 1.3875 0.9233 0.9511 0.9475 10/7/1999 1.35 0.9097 0.9455 0.9429 10/8/1999 1.3563 0.9171 0.9566 0.953 10/11/1999 1.3437 0.9038 0.9581 0.9529 10/12/1999 1.35 0.8917 0.9422 0.9322 10/13/1999 1.35 0.8802 0.9225 0.9156 10/14/1999 1.3437 0.8737 0.921 0.9205 10/15/1999 1.3437 0.8579 0.8951 0.8966 10/18/1999 1.3188 0.859 0.8999 0.9053 10/19/1999 1.3188 0.8672 0.9051 0.9132 10/20/1999 1.325 0.8793 0.9253 0.93 10/21/1999 1.3125 0.8722 0.9211 0.9215 10/22/1999 1.3125 0.9048 0.934 0.9369 10/25/1999 1.3062 0.8981 0.9283 0.9262 10/26/1999 1.3062 0.8992 0.9199 0.9219 10/27/1999 1.3062 0.9247 0.9305 0.9302 10/28/1999 1.3125 0.9618 0.9633 0.9506 10/29/1999 1.3312 0.9639 0.978 0.9602 11/1/1999 1.3312 0.9579 0.9717 0.9529 11/2/1999 1.3437 0.9672 0.9671 0.9469 11/3/1999 1.3406 0.9688 0.9723 0.9494 11/4/1999 1.3437 0.9789 0.9778 0.9521 11/5/1999 1.3437 0.9802 0.9833 0.9579 11/8/1999 1.35 0.9732 0.9881 0.9592 11/9/1999 1.3437 0.9652 0.9797 0.9501 11/10/1999 1.3437 0.9509 0.9856 0.9483 11/11/1999 1.35 0.9354 0.9913 0.9481 11/12/1999 1.3437 0.947 1.0018 0.9637 11/15/1999 1.35 0.9434 1.0006 0.9629 11/16/1999 1.3437 0.9531 1.019 0.9783 11/17/1999 1.3437 0.9427 1.0123 0.9739 11/18/1999 1.35 0.9286 1.0225 0.9875 11/19/1999 1.35 0.9232 1.0204 0.9847 11/22/1999 1.35 0.9055 1.0196 0.9923 11/23/1999 1.3437 0.8998 1.008 0.9839 11/24/1999 1.3437 0.8933 1.0169 0.9851 11/26/1999 1.3437 0.8968 1.0165 0.9833 11/29/1999 1.3437 0.8811 1.0102 0.9797 11/30/1999 1.3437 0.8837 0.9968 0.9734 Superior Stock Price Performance Source: SNL DataSource Indexed Price Stock Price Range Since First Step Conversion Thrifts: +166% HCBK: +790% S&P 500: +2% Second-step 6/7/2005 7/13/99 1999 2000 2001 2002 2003 2004 2005 2006 $1.56 $13.88 DJIA: +12%

What Are Others Saying About Your Bank? "Hudson City is The Most Efficient Bank in America" (26% versus an average of 55% among the top fifty banks, based on asset size.) "Hudson City has outperformed 98.9% of the companies in the Russell 3000 and 98.5% of the companies in the Bank's group in the area of corporate governance." (as of March 1, 2007)

Hudson City Named One of America's Best Big Companies The companies were selected "after a thorough review of financial metrics, Wall Street forecasts, corporate governance ratings and other public information" Of the eighteen banks named to the Platinum 400 list, Hudson City yielded the best investment performance with an average 5-year total return of 30.7% per year

March 12, 2007 Dear Mr. Hermance: "On behalf of Standard & Poor's and the S&P 500 Index Committee, I would like to welcome Hudson City Bancorp Inc. to the S&P 500."

Hudson City Ranked #2, Among Banks, for 5-Year Performance Reprinted by permission of The Wall Street Journal, Copyright (c) 2007 Dow Jones & Company, Inc. All Rights Reserved Worldwide. License number 1438860976630. Dow Jones & Company's permission to reproduce this article does not constitute or imply that Dow Jones sponsors or endorses any product, service, company, organization, security or specific investment.

How Does Hudson City Compare to the Dow Jones and S&P 500?

Annual Meeting Stockholders A P R I L 2 4 , 2 0 0 7 B U I L D I N G F R O M S T R E N G T H